UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 20, 2003 (May 20, 2003)

Date of Report (Date of earliest event reported)

FORTUNE BRANDS, INC

(Exact name of registrant as specified in its charter)

Delaware	1-9076	13-3295276

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway, Lincolnshire, Illinois		60069

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(847) 484-4400

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.	Investor Brochure dated May 20, 2003.

Item 9. Regulation FD Disclosure.

     On May 20, 2003, the Registrant will begin distribution of the investor brochure attached as Exhibit 99 relating to the Registrant and its business.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

FORTUNE BRANDS, INC. (Registrant)

	By	/s/ C.P. Omtvedt C.P. Omtvedt Senior Vice President and Chief Financial Officer

Date: May 20, 2003

EXHIBIT INDEX

Sequentially
Exhibit		Numbered Page

99	Investor Brochure dated May 20, 2003.